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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-33397) of NRG Energy, Inc. of our report dated March 19, 1999 appearing on page 23 of this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Minneapolis, Minnesota
March 25, 1999